SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                      December 2, 2002
--------------------------------------------------------------
Date of Report (Date of earliest event reported)


                              PEOPLES BANCORP INC.
              ----------------------------------------------------
             (Exact name of Registrant as specified in its charter)

                                     0-16772
                             Commission File Number


                   Ohio                                 31-0987416
----------------------------------------------       ---------------
(State or other jurisdiction of incorporation)       (I.R.S. Employer
                                                     Identification Number)

                 138 Putnam Street
                    P.O. Box 738,
                    Marietta, Ohio                              45750
 ---------------------------------------------------         ----------
(Address of principal executive office)                      (Zip Code)


               Registrant's telephone number, including area code:
                                  (740) 373-3155


                                 Not applicable
          (Former name or former address, if changed since last report)

                           Index to Exhibits on Page 3

Item 1.  Changes in Control of Registrant
         Not applicable.

Item 2.  Acquisition or Disposition of Assets
         Not applicable.

Item 3.  Bankruptcy or Receivership
         Not applicable.

Item 4.  Changes in Registrant's Certifying Accountant
         Not applicable.

Item 5.  Other Events and Regulation FD Disclosure
         Peoples Bancorp Inc. and Kentucky Bancshares Incorporated enter Definitive Agreement. The release is included herewith as Exhibit 99.

Item 6.  Resignations of Registrant's Directors
         Not applicable.

Item 7.  Financial Statements and Exhibits
         (a) None required
         (b) None required
         (c) Exhibits

Item 8. Change in Fiscal Year
         Not applicable.

Item 9. Sales of Equity Securities Pursuant to Regulation S
         Not applicable.


EXHIBIT NUMBER          DESCRIPTION
--------------          ----------------------------------------------------
 2                      Agreement and Plan of Merger Dated November 29, 2002
99                      News Release dated December 2, 2002


Item 8.  Change in Fiscal Year
         Not applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S
         Not applicable.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



DATE:  December 2, 2002                  PEOPLES BANCORP INC.
                                         --------------------
                                         Registrant



                                By: /s/  ROBERT E. EVANS
                                         -------------------------------------
                                         Robert E. Evans
                                         President and Chief Executive Officer



                                INDEX TO EXHIBITS

Exhibit Number             Description                         Page
--------------             ----------------------------       ------
99                         News Release issued 12/02/02       Filed Herewith
2                          Agreement and Plan of Merger       Filed Herewith